SUPPLEMENT TO PROSPECTUS OF
                        EVERGREEN GROWTH AND INCOME FUNDS


I.       Evergreen Equity Income Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Equity Income Fund ("Equity Income") into Evergreen Income and Growth Fund ("Income and Growth"). If the shareholders of Equity Income approve the proposal, all of the assets of Equity Income will be transferred to Income and Growth and shareholders of Equity Income will receive shares of Income and Growth in exchange for their shares. Shareholders of record of Equity Income as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Equity Income will be mailed information detailing the proposal on or about May 26, 2000.


April 3, 2000


II.      Evergreen Blue Chip Fund

         Effective   immediately,   the  section  of  the  prospectus   entitled
"INVESTMENT GOAL" is revised in its entirety to read as follows:

         The Fund seeks capital growth with the potential for income.


         Evergreen Small Cap Value Fund

         The first sentence under the section entitled "INVESTMENT STRATEGY" in the Fund's December 1, 1999 prospectus is restated as follows:

         "The Fund invests primarily in common stocks of small U.S. companies (less than $1.5 million in market capitalization at the time of purchase). "

         Additionally, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented as follows:

     Jordan Alexander, CFA has managed the Fund since April 1999. Mr. Alexander has been an assistant portfolio manager with EAMC since September 1998. From 1995 to 1998, Mr. Alexander was an associate healthcare analyst at PaineWebber Incorporated. From 1990-1995, Mr. Alexander was an auditor and senior financial analyst at Arthur Andersen LLP.


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